The Lincoln National Life Insurance Company:

Lincoln Life Flexible Premium Variable Life Account R

Supplement Dated November 12, 2009

To the Product Prospectuses dated May 1, 2009 for:

Lincoln SVUL-IV

Lincoln PreservationEdgeSM SVUL

This Supplement outlines a change to the prospectus for Lincoln SVUL-IV and Lincoln Lincoln PreservationEdgeSM SVUL that will be applicable to policies issued on or after                            , 2009.  The Right to Examine Period sub-section under Your Insurance Policy is to be replaced with the following:

Right to Examine Period

You may return your policy to us for cancellation within ten days after you receive it (or a greater number of days if required by your state). This is called the “Right to Examine Period”. If the policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any indebtedness, on the date the returned policy is received by us, plus (ii) any charges and fees imposed under the policy’s terms.  If a Premium Payment was made by check, there may be a delay until the check clears.

If your policy is issued in a state that requires return of Premium Payments, any Net Premium Payments received by us within ten days of the date the policy was issued will be held in the Money Market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If your policy is issued in a state that provides for return of value, any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts and the Fixed Account, if applicable, which you designated. In all cases, if the policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any indebtedness, on the date the returned policy is received by us, plus (ii) any charges and fees imposed under the policy’s terms.

Please refer to the May 1, 2009 prospectus for a discussion of all other provisions of your policy that are not discussed in this supplement.

This supplement is for informational purposes and requires no action on your part.  Please also note that certain terms used in this supplement are defined within the sentences where they appear, in the relevant provisions of the prospectus or in the prospectus Glossary.